UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K/A
                             (Amendment No. 1)

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 6, 2018

                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36769	    47-2449198
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2
of this chapter).                               Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

                              EXPLANATORY NOTE

	As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by FRP Holdings, Inc., a Florida corporation (the "Company"), on May 24, 2018 (the "Original Form 8-K"), on May 21, 2018, the Company and certain of its subsidiaries completed its previously announced disposition of 40 industrial warehouse properties and three additional land parcels to BRE Foxtrot Parent, LLC, an affiliate of Blackstone Real Estate
(the "Transaction"), pursuant to an Agreement of Purchase and Sale of Assets dated March 22, 2018. This amendment is filed to provide the pro forma financial information of the Company giving effect to the Transaction as required by Item 9.01. Except as set forth herein, no other information contained in the Original Form 8-K has been amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(b)	Pro Forma Financial Information

	The following unaudited pro forma financial information of the Company giving effect to the Transaction is filed as Exhibit 99.1 hereto and incorporated by reference herein:

	*   Condensed consolidated balance sheet as of March 31, 2018;
	* Condensed consolidated statement of income for the three months ended March 31, 2018; and
	* Condensed consolidated statement of income for the fiscal year ended December 31, 2017.

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FRP HOLDINGS, INC.


Date:  August 6, 2018           By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				    John D. Milton, Jr.
				    Chief Financial Officer

                               EXHIBIT INDEX


Ex No.          Description
-----           -----------
99.1            Unaudited pro forma condensed consolidated balance sheet of
                FRP Holdings, Inc. as of March 31, 2018, and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2018 and fiscal year ended
                December 31, 2017

99.1

                            UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On May 21, 2018, FRP Holdings, Inc., a Florida corporation (the "Company"), and certain of its subsidiaries completed its previously announced disposition of 40 industrial warehouse properties and 3 additional land parcels to BRE Foxtrot Parent, LLC, an affiliate of Blackstone Real Estate (the "Transaction"). The following unaudited pro forma condensed consolidated financial statements, which have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC, are for illustrative purposes only and should be read in conjunction with the financial statements of the Company and notes thereto presented in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2018, and Annual Report on Form 10-K for the year ended December 31, 2017. The unaudited pro forma balance sheet and income statements are not necessarily indicative of what the actual financial position and operating results would have been had the Transaction occurred on March 31, 2018, or December 31, 2016, respectively, nor are they indicative of future operating results of the Company.

The following unaudited pro forma consolidated balance sheet of the Company was derived from the Company's historical consolidated financial statements and is being presented to give effect to the Transaction as if it had occurred on March 31, 2018.

                                       March 31,        Pro Forma          Adjusted
Assets:                                  2018          Adjustments      March 31, 2018
                                    --------------    --------------    --------------

Real estate investments at cost:
Land                                $      127,700           (40,465)           87,235
Buildings and improvements                 334,850          (187,360)          147,490
Projects under construction                  9,443            (6,841)            2,602
                                    --------------    --------------    --------------
  Total investments in properties          471,993          (234,666)          237,327
Less accumulated depreciation
    and depletion                           97,838           (69,734)           28,104
                                    --------------    --------------    --------------
  Net investments in properties            374,155          (164,932)          209,223
                                    --------------    --------------    --------------

Real estate held for investment,
    at cost                                  7,176                 -             7,176
Land held for sale                               -             4,298             4,298
Investment in joint ventures                13,422                 -            13,422
                                    --------------    --------------    --------------
  Net real estate investments              394,753          (160,634)          234,119
                                    --------------    --------------    --------------

Cash and cash equivalents                    6,961           251,347           258,308
Cash held in escrow                            269                 -               269
Accounts receivable, net                       907              (494)              413
Federal and state income
    taxes receivable                         2,377                 -             2,377
Unrealized rents                             4,805            (4,236)              569
Deferred costs                               7,729            (5,719)            2,010
Other assets                                   183                 -               183
                                    --------------    --------------    --------------
Total assets                        $      417,984            80,264           498,248
                                    ==============    ==============    ==============


Liabilities:
Line of credit payable              $            -                 -                 -
Secured notes payable,
  current portion                            4,248            (4,248)                -
Secured notes payable,
  less current portion                     112,983           (24,343)           88,640
Accounts payable and
  accrued liabilities                        4,411              (800)            3,611
Environmental remediation liability          2,037                 -             2,037
Bank overdraft                                   -                 -                 -
Federal and state income taxes payable           -                 -                 -
Deferred revenue                               591              (518)               73
Deferred income taxes                       25,982            (9,743)           16,239
Deferred compensation                        1,459                 -             1,459
Deferred lease intangible, net                   -                 -                 -
Tenant security deposits                       875              (828)               47
                                    --------------    --------------    --------------
Total liabilities                          152,586           (40,480)          112,106
                                    ==============    ==============    ==============

Equity:
Common stock                                 1,001                 -             1,001
Capital in excess of par value              55,678                 -            55,678
Retained earnings                          188,415           120,744           309,159
Other comprehensive income                      38                 -                38
                                    --------------    --------------    --------------
  Total shareholders' equity               245,132           120,744           365,876
Noncontrolling interest MRP                 20,266                 -            20,266
                                    --------------    --------------    --------------
Total equity                               265,398           120,744           386,142
                                    --------------    --------------    --------------
Total liabilities and
    shareholders' equity            $      417,984            80,264           498,248
                                    ==============    ==============    ==============


Below are the assumptions included in the pro forma adjustments to the above consolidated balance sheet.

Sales price less transaction costs                                      $      342,407
Book value of PP&E                                                            (163,380)
Unrealized rents                                                                (4,236)
Deferred costs and deferred revenues                                            (5,201)
Debt prepayment penalty and deferred loan fees                                  (4,074)
                                                                        --------------
                                                                               165,516
Income taxes                                                                    44,772
                                                                        --------------
Gain                                                                    $      120,744
                                                                        ==============

Sales price                                                             $      347,200
Transaction costs                                                               (4,793)
Cash income taxes paid                                                         (54,515)
Debt prepayment including $4 million in prepayment penalties                   (32,665)
Holdback funds                                                                  (2,746)
Collect A/R, pay AP, pay security deposits                                      (1,134)
                                                                        --------------
Cash generated                                                          $      251,347
                                                                        ==============


The following unaudited pro forma consolidated income statements of the Company were derived from the Company's historical consolidated financial statements and are being presented to give effect to the Transaction as if it had occurred on March 31, 2018, and December 31, 2016, respectively, and the proceeds had been issued as a dividend to shareholders on that date and no alternative investments had been made.


                                                                           Pro Forma
                                     Quarter ended      Pro Forma        Quarter ended
                                    March 31, 2018     Adjustments      March 31, 2018
                                    --------------    --------------    --------------
Revenues:
  Rental revenue                    $        9,165            (6,018)   $        3,147
  Mining Royalty and rents                   1,750                 -             1,750
  Revenue - reimbursements                   1,707            (1,529)              178
                                    --------------    --------------    --------------
Total Revenues                              12,622            (7,547)            5,075

Cost of operations:
  Depreciation, depletion
    and amortization                         4,283            (1,886)            2,397
  Operating expenses                         2,043            (1,134)              909
  Environmental remediation recovery             -                 -                 -
  Property taxes                             1,473              (798)              675
  Management company indirect                  539                 -               539
  Corporate expenses                         1,426              (747)              679
                                    --------------    --------------    --------------
Total cost of operations                     9,764            (4,565)            5,199

Total operating profit                       2,858            (2,982)             (124)

Interest income                                  5                 -                 5
Interest expense                            (1,243)              290              (953)
Equity in loss of joint ventures               (12)                -               (12)
Gain (Loss) on investment land sold              -                 -                 -
                                    --------------    --------------    --------------

Income (loss) from continuing
    operations before income taxes           1,608            (2,692)           (1,084)
Provision for income taxes                     579              (729)             (150)
                                    --------------    --------------    --------------
Income (loss) from continuing
    operations                               1,029            (1,963)             (934)

Gain from discontinued transportation
    operations, net of taxes                     -                 -                 -
                                    --------------    --------------    --------------

Net income (loss)                            1,029            (1,963)             (934)
Loss attributable to
    noncontrolling interest                   (531)                -              (531)
                                    --------------    --------------    --------------

Net income (loss) attributable
    to the Company                  $        1,560            (1,963)   $         (403)
                                    ==============    ==============    ==============


                                                                           Pro Forma
                                      Year ended         Pro Forma        Year ended
                                   December 31, 2017    Adjustments    December 31, 2017
                                    --------------    --------------    --------------
Revenues:
  Rental revenue                    $       30,385           (22,570)   $        7,815
  Mining Royalty and rents                   7,153                 -             7,153
  Revenue - reimbursements                   5,653            (5,019)              634
                                    --------------    --------------    --------------
Total Revenues                              43,191           (27,589)           15,602

Cost of operations:
  Depreciation, depletion
    and amortization                        13,532            (7,583)            5,949
  Operating expenses                         5,621            (3,320)            2,301
  Environmental remediation recovery             -                 -                 -
  Property taxes                             5,024            (3,008)            2,016
  Management company indirect                2,029                 -             2,029
  Corporate expenses                         3,380                 -             3,380
                                    --------------    --------------    --------------
Total cost of operations                    29,586           (13,911)           15,675

Total operating profit                      13,605           (13,678)              (73)

Interest income                                  -                 -                 -
Interest expense                            (4,323)            1,340            (2,983)
Equity in loss of joint ventures            (1,598)                -            (1,598)
Gain (Loss) on investment land sold         60,196                 -            60,196
                                    --------------    --------------    --------------

Income from continuing
    operations before income taxes          67,880           (12,338)           55,542
Provision for income taxes                   7,329            (1,842)            5,487
                                    --------------    --------------    --------------
Income from continuing operations           60,551           (10,496)           50,055

Gain from discontinued transportation
    operations, net of taxes                     -                 -                 -
                                    --------------    --------------    --------------

Net income                                  60,551           (10,496)           50,055
Income attributable to
    noncontrolling interest                 18,801                 -            18,801
                                    --------------    --------------    --------------

Net income attributable
    to the Company                  $       41,750           (10,496)   $       31,254
                                    ==============    ==============    ==============


PAGE